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                                  EXHIBIT 32(b)
                      18 U.S.C. SECTION 1350 CERTIFICATION


I hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the accompanying Form 10-KSB of Harbor Bankshares Corporation, (the "Company") for the annual period ended December 31, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and that the information contained in this Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ Teodoro J. Hernandez                                       March 8, 2006
Teodoro J. Hernandez
Treasurer